COLUMBUS MCKINNON CORPORATION THRIFT 401(K) PLAN
                  AMENDMENT NO. 4 OF THE 1998 PLAN RESTATEMENT



         Columbus McKinnon Corporation (the "Corporation") hereby amends the Columbus McKinnon Corporation Thrift 401(K) Plan (the "Plan"), as amended and restated in its entirety effective January 1, 1998, and as further amended by Amendment Nos. 1, 2 and 3, as permitted under Section 14.1 of the Plan, as follows:

1. New Schedule D, entitled "Special Rules for Divested Employees" is added to the Plan effective May 1, 2002, to read as follows:

                                   "SCHEDULE D

                      SPECIAL RULES FOR DIVESTED EMPLOYEES

SD.1     SALE OF ASSETS OF AUTOMATIC SYSTEMS, INC.

         (A) TRANSFER OF ACCOUNT BALANCES TO NEW PLAN.  NOTWITHSTANDING  SECTION
8.1 NOR ANY OTHER SECTION OF THE PLAN, ALL ACCOUNT BALANCES OF PARTICIPANTS ("TRANSFERRED EMPLOYEES") IN THE PLAN WHO CEASE TO BE EMPLOYEES IN CONNECTION WITH THE SALE OF ASSETS ASSOCIATED WITH AUTOMATIC SYSTEMS, INC. BY THE CORPORATION AND AUTOMATIC SYSTEMS, INC. TO ASI ACQUISITION CORP. OR ANOTHER UNRELATED ENTITY ("BUYER") SHALL BE TRANSFERRED FROM THE PLAN TO A NEW 401(K) PLAN (THE "NEW PLAN") ESTABLISHED BY THE BUYER BY MEANS OF A TRUSTEE-TO-TRUSTEE TRANSFER.

         (B) TIME OF TRANSFER. THE TRANSFER OF ACCOUNT BALANCES PURSUANT TO THIS SECTION SD.1 SHALL OCCUR ON THE DATE OF THE CLOSING OF THE SALE OF ASSETS TO THE BUYER OR SUCH LATER DATE AS SHALL BE DETERMINED BY THE CORPORATION BUT, IN ALL EVENTS, AS SOON AS PRACTICABLE AFTER THE CLOSING.

         (C) VESTING. TO THE EXTENT THAT A TRANSFERRED EMPLOYEE IS NOT FULLY VESTED IN HIS ACCOUNT BALANCE AT THE TIME OF TRANSFER TO THE NEW PLAN, HIS VESTING STATUS SHALL BE DETERMINED UNDER THE PROVISIONS OF THE NEW PLAN.

         (D) FORM OF TRANSFERRED ASSETS. ANY PORTION OF A TRANSFERRED EMPLOYEE'S ACCOUNT BALANCE COMPRISED OF LOAN(S) TO THE TRANSFERRED EMPLOYEE SHALL BE TRANSFERRED TO THE NEW PLAN IN-KIND. THE REMAINDER OF THE TRANSFERRED EMPLOYEE'S ACCOUNT BALANCE SHALL BE TRANSFERRED IN CASH AND/OR IN-KIND AS REQUESTED BY THE ADMINISTRATOR OF THE NEW PLAN BUT SUBJECT TO ANY RESTRICTIONS ON TRANSFERS IN-KIND IMPOSED ON THE PLAN WITH RESPECT TO A GIVEN INVESTMENT."



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                                Columbus McKinnon Corporation Thrift 401(k) Plan
                          Page 2 of Amendment No. 4 of the 1998 Plan Restatement




         IN WITNESS WHEREOF, this instrument of amendment has been executed by a duly authorized officer of the Corporation this 10th day of May, 2002.




                                     COLUMBUS McKINNON CORPORATION


                                     By    /S/ ROBERT L. MONTGOMERY
                                           --------------------------

                                     Title EXECUTIVE VICE PRESIDENT
                                           --------------------------